EXHIBIT 10.1
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                    FOURTH AMENDMENT TO FORBEARANCE AGREEMENT
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            This Fourth Amendment to Forbearance Agreement (this "Fourth
Amendment") is entered into as of August 22, 2001, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

            WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

            WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

            WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, and the Third Amendment; and

            WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

            WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

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            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Fourth Amendment to the Forbearance Agreement.


                a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, and Section 1(a) of the Third Amendment hereby is further amended and restated in its entirety to read as follows:

            "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) October 31, 2001, or (iii) the date upon which the Forbearance Default occurs.

                b. Section 4.1 of the Forbearance Agreement, as amended by
Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, and Section 1(b) of the Third Amendment is hereby amended and restated in its entirety to read as follows:

            4.1. SEI shall continuously exert its best efforts to close a Transaction as promptly as possible. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction no later than October 15, 2001, and SEI shall have entered into definitive documentation evidencing a transaction on or before October 31, 2001. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction or any sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction or a purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction or sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided

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to CNB pursuant to or in connection with this Agreement and relating to a
Transaction shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB,
(ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction and shall be satisfactory to CNB as to the time, place and manner of such repayment.

                c. Section 4.8 of the Forbearance Agreement, as amended by
Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, and Section 1(c) of the Third Amendment is hereby amended and restated in its entirety to read as follows:

            4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $7,354,199.61; provided however, that the dollar amounts set forth above shall be reduced by: (i) $350,000 on September 17, 2001; and (ii) $350,000 on October 17, 2001; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be
(x) 32% from and after September 17,

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2001 to and including October 16, 2001; and (y) 27% from and after October 17,
2001, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

                d. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

            4.17 Promptly upon execution of the Fourth Amendment hereto, SEI shall pay to CNB a restructuring fee of $50,000. Such fee shall be fully earned and nonrefundable, provided, however, that upon payment in full of the Obligations prior to the Forbearance Termination Date, CNB shall rebate to SEI a portion of such fee equal to the lesser of (x) $25,000, and (y) $833.33 times the number of calendar days between but excluding the date of such payment in full and October 31, 2001.

            2. Conditions Precedent to the Effectiveness of this Fourth Amendment. The effectiveness of this Third Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

                a. The representations and warranties in this Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

            3. Miscellaneous.

                a. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

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                b. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY,
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                c. Counterparts. This Fourth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

                e. No Novation. This Fourth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

                f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

                g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the

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Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                      SIGNATURE EYEWEAR, INC., a California
                                      Corporation




                                      By:
                                          ------------------------------------
                                          Name
                                          Title
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                                      CITY NATIONAL BANK, a national banking
                                      association



                                      By:
                                          ------------------------------------
                                          Name
                                          Title
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